SECURITY AGREEMENT

THIS AGREEMENT is effective the 8th day of January, 2016 and is entered into by and between Pamela Barnhill, as Trustee of INNSUITES HOSPITALITY TRUST, an Ohio unincorporated real estate investment trust (the “Trust”), and IBC HOTELS, LLC, an Arizona limited liability company (“IBC”), whose addresses are 1625 E Northern Avenue, Suite # 105 Phoenix, Arizona 85020 (hereinafter the Trust and IBC are collectively referred to as either “Borrower” or “Debtor”), in favor of LAURENCE HOLDINGS LIMITED, an Ontario corporation, whose address is 403-150 Caroline Street, South Waterloo, Ontario, Canada N2L 0A5 (hereinafter referred to as the “Secured Party”).

W I T N E S S E T H:

WHEREAS, Borrower has executed a purchase money Promissory Note dated effective January 8, 2016 in the original principal amount of $400,000.00 United States Dollars (“USD”) (hereinafter referred to as the “Note”) in favor of the Secured Party; and

WHEREAS, as a further inducement to the Secured Party to accept the Note from Borrower, and in order to evidence further the security interest held by the Secured Party in certain tangible and intangible assets of Borrower, Borrower desires to grant a security interest in favor of Secured Party and desires to evidence such grant and pledge by executing a Security Agreement in favor of the Secured Party.

NOW THEREFORE, for good and valuable consideration in hand paid and received, including the mutual promises and sums of money set forth herein and in the Note, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

The above recitals are affirmed as being true and correct and are hereby incorporated herein by reference.

SECTION 1. Grant of Security. Borrower hereby assigns, hypothecates, and pledges to the Secured Party and hereby grants, conveys, sets over, and assigns to the Secured Party a first priority and continuing security interest in all of Borrower’s present and future right, title, and interest in and to the following property (hereinafter referred to as the “Collateral”) as described on, attached hereto, and incorporated herein by reference as SCHEDULE “1.”

SECTION 2. Security for Obligations. The Collateral secures the payment of the obligation, as evidenced by the Note, and renewals and extension thereof, of Borrower to the Secured Party under the Note, or otherwise, whether for principal, interest, fees, or expenses, including but not limited to attorneys’ fees and costs and including appellate attorneys’ fees and costs (all such obligations being hereinafter collectively referred to as the “Obligations”).

SECTION 3. Representations and Warranties. Borrower represents and warrants to the Secured Party as follows:

(a) This Agreement is a legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its respective terms.

(b) The chief place of business of each Borrower is located at the addresses specified on page 1 above. For the first six months after the Borrower’s acquisition of the assets of International Vacation Hotels, Inc. an additional office of the Borrower will be located at 12750 Merit Drive Suite 1431 Dallas, Texas 75251 which is anticipated to be closed on or before June 11, 2016.

(c) Borrower owns the Collateral free, clear, and unencumbered by any lien, security interest, or charge, except for the security interest created by this Agreement. No effective financing statement or other instrument similar in effect covering all for any part of the Collateral is on file in any recording office, expect such as may have been filed in favor of the Secured Party.

(d) This Agreement, together with the filing of a UCC-1 Financing Statement, creates a valid and first priority perfected security interest in the Collateral, securing the payment of the Obligations. The “debtor” for InnSuites Hospitality Trust under Ohio law is deemed to be IBC Hotels, LLC, a subsidiary of InnSuites Hospitality Trust, with an address at 1625 E Northern Avenue, Suite #105, Phoenix, Arizona 85020.

(e) No authorization, approval, or other action by and no notice to or filing with any governmental authority or regulatory body is required either (i) for the grant by Borrower of the security interest granted hereby or for the execution, delivery or performance of the terms of this Agreement by Borrower or (ii) for the perfection of or the exercise by the Secured Party of Secured Party’s rights and remedies hereunder.

SECTION 4. Further Assurances.

(a) Borrower shall at Borrower’s own expense promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the Secured Party may request in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Borrower shall execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary, or desirable or as Secured Party may request in order to perfect and preserve the security interests granted or purported to be granted hereby or, alternatively, Borrower expressly grants and extends to Secured Party the authority to file such financing or continuation statements or amendments as Secured Party deems appropriate.

(b) Borrower will furnish to the Secured Party upon request and/or at such intervals as the Secured Party may establish statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request all in reasonable detail.

SECTION 5. Inventory. Borrower shall:

(a) Keep the Inventory (other than Inventory sold in the ordinary course of business) at the place therefor specified in Section 3(b) or upon thirty (30) days prior written notice to Secured Party at such other place or places in jurisdictions where all action shall have been taken to perfect the security interest of the Secured Party in such Inventory at the new locations; and

(b) Pay promptly when due all property and other taxes, assessments, and governmental charges or levies imposed upon and all claims (including claims for labor, materials, and supplies) against the Inventory, except to the extent the validity thereof is being contested in good faith by appropriate proceedings.

(c) The term Inventory shall be defined as set forth in the Statutes of the State of New York.

SECTION 6. Insurance. Borrower shall at its own expense maintain in force insurance with respect to the Collateral in such amounts, against such risks, in such form, and with such insurers, as shall be selected by Borrower and approved by the Secured Party. Borrower shall, if so requested by the Secured Party, deliver to the Secured Party original or duplicate policies or certificates of such insurance and, as often as the Secured Party may reasonably request, a report of a reputable insurance broker with respect to such insurance. If requested by the Secured Party, at any time the Secured Party shall be named as an additional insured and loss payee on said insurance policies.

SECTION 7. Transfers and Other Liens. Borrower shall not:

(a) Sell, transfer, convey, lease, assign (by operation of law or otherwise) or otherwise dispose of all or any part of Borrower’s interest in any portion of the Collateral (other than the sale of Inventory in the ordinary course of Borrower’s business); or

(b) Create or suffer to exist any lien, security interest or other charge or encumbrance (except for the security interest created by this Agreement) upon or with respect to any of the Collateral to secure the debt of any person or entity.

SECTION 8. Secured Party May Perform. In the event Borrower fails to perform any agreement contained herein which is deemed an Event of Default, as hereinafter defined, the Secured Party may itself perform, or cause performance of, such agreement; and the expenses of the Secured Party incurred in connection therewith shall be payable by Borrower under Section 13.

SECTION 9. The Secured Party’s Duties. The powers conferred on the Secured Party hereunder are discretionary and are solely to protect the Secured Party’s interest in the Collateral and shall not impose any duty upon the Secured Party to exercise any such powers. Except for the safe custody of any Collateral in the Secured Party’s possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Upon the occurrence of an Event of Default (or if the Borrower fails to cooperate in completing a Collateral Assignment (as defined below)), the Borrower hereby appoints the Secured Party as its attorney-in-fact, with full authority in the place and stead of the Borrower and in the name of the Borrower or otherwise, from time to time in the Secured Party’s discretion, to take any action and to execute any instrument which the Secured Party may reasonably deem necessary to accomplish the purposes of this Agreement. If requested by the Secured Party at any time after April 15, 2016, the Borrower shall cooperate with the Secured Party in completing a transfer and collateral assignment of the domain names of the Borrower to further secure its interests under this Agreement (a “Collateral Assignment”).

SECTION 10. Events of Default. The following events shall constitute events of default (hereinafter referred to as “Events of Default”):

(a) Failure by Borrower or any guarantor to pay promptly when the same shall become due all or any portion of the Obligations, including, but not limited to, any principal or interest due under the Note or due under any other instrument evidencing the Obligations; or

(b) Failure by Borrower or any guarantor to comply with or perform any provision of this Agreement or any provision of any document contemplated by or delivered in connection with this Agreement on Borrower’s part to be complied with or performed; or

(c) Any representations or warranties made or given, or to be made or given, by Borrower in this Agreement, or in any certificate, agreement, instrument or statement contemplated by or made or delivered in connection with this Agreement, shall have been incorrect, false, or misleading in any material respect when made; or

(d) Breach of, or a violation of, any covenant of Borrower made or given in connection with this Agreement; or

(e) Subjection of the Collateral, or any part thereof, to attachment, levy, of execution or other judicial process; or

(f) The occurrence of an assignment for the benefit of creditors by Borrower; the adjudication in bankruptcy of Borrower; the filing of a voluntary petition by Borrower under any of the provisions of the federal bankruptcy laws, or in any other insolvency proceeding; the filing of any answer or other pleading by Borrower admitting the material allegations of any petition filed against Borrower or failure of Borrower in any bankruptcy or insolvency proceeding; the filing of a petition under any of the provision of the federal bankruptcy laws against Borrower or the failure of Borrower to pay the said party’s respective debts as they become due; or

(g) The issuance of a notice of tax lien or the institution of proceedings in connection with the enforcement or a tax lien against Borrower or the failure by Borrower to pay, withhold, collect, or remit any tax or tax deficiency when assessed or due; or

(h) Liquidation, merger, sale or distribution or transfer of assets, consolidation or other change in control, or suspension of usual business of or by Borrower or a change in trustee by the Trust; or

(i) Application for, consent to, or appointment without application of a receiver, trustee or liquidator for Borrower, or for any part of the Collateral or other assets of Borrower.

SECTION 11. Remedies. If any Event of Default shall have occurred and be continuing:

(a) The Secured Party may exercise with respect to the Collateral, in addition to other rights and remedies provided for under this Agreement, or under the Note, or under any other instrument evidencing or securing the Obligations, or otherwise available to the Secured Party, all the rights and remedies of a secured party under the Uniform Commercial Code (hereinafter referred to as the “Code”) when a debtor, which term debtor shall include for purposes of this Agreement Borrower, is in default (whether or not the Code applies to the affected Collateral) and also may (i) require Borrower to, and Borrower hereby agrees that it will, at Borrower’s expense and upon request of the Secured Party forthwith assemble all or part of the Collateral requested by the Secured Party and make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties and (ii) without notice, except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party’s offices or elsewhere, for cash or on credit (Borrower shall be credited with the net proceeds of such sale only when such proceeds are actually received by the Secured Party) or for future delivery, and at such price or prices and upon such other terms as is commercially reasonable. The nature of any such sale as “commercially reasonable” shall be governed by the Uniform Commercial Code. Borrower agrees, that to the extent notice of sale shall be required by law, notice to Borrower at least ten (10) days prior to the time and place of any public or private sale is to be held shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may postpone and adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may without further notice be made at the time and place to which it was so adjourned. Re-notice to Borrower shall not then be required, and Borrower does hereby waive the necessity of such re-notice.

(b) All cash proceeds (including proceeds from insurance) received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may in the discretion of the Secured Party be held by the Secured Party as collateral for and/or then or at any time thereafter be applied (after payment of any amounts payable to the Secured Party pursuant to Section 12) in whole or in part by the Secured Party against all or any part of the sums due to the Secured Party under the Note or under any other instrument evidencing the Obligations in such order as the Secured Party shall elect. Any surplus of such cash or cash proceeds held by the Secured Party remaining after payment in full of all of the principal and interest due under the Note or under any other instrument evidencing the Obligations shall be paid over to Borrower or to such party as may be lawfully entitled to receive such surplus.

SECTION 12. Indemnity and Expenses.

(a) Borrower shall and does hereby indemnify the Secured Party and the Secured Party’s directors and officers, if any, against any and all claims, losses, and liabilities growing out of or resulting from this Agreement (including, without limitation to, enforcement of this Agreement), except claims, losses or liabilities resulting from the Secured Party’s negligence or willful misconduct.

(b) Borrower shall upon demand pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and disbursements of Secured Party’s attorneys and of any experts and agents (including any costs or expenses associated with perfecting a security interest in the various states where the Debtors and Collateral are located), which the Secured Party may incur in connection with (i) the drafting, negotiation, execution and ongoing administration of this Agreement (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral; (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder; or (iv) the failure by Borrower to perform or observe any of the provisions hereof. Fees and costs incurred by the Secured Party in connection with the negotiation of this Agreement and the Note shall be paid by Borrower out of the Note proceeds or by wire transfer from Borrower on the same day that invoices are presented to Borrower.

SECTION 13. Amendments. No amendment or waiver of any provision of this Agreement nor consent to any departure by Borrower herefrom shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and then such wavier or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

SECTION 14. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic communication) and, if to the Secured Party, mailed, telegraphed, faxed, or delivered to Secured Party, addressed to Secured Party at the address noted on page 1 above; if to Borrower, mailed or delivered to Borrower, addressed to the address noted on page 1 above, or as to either party at such other address as shall be designated by such party in a written notice to the other party supplying a new address for notices under the terms of this Section. All such notices and other communications shall, when mailed, telegraphed, faxed, or delivered, respectively, be effective when deposited in the mails or delivered to the telegraph company, placed on the facsimile machine, or delivered respectively, addressed as aforesaid.

SECTION 15. Continuing Security Interest; Transfer of Note. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until written termination of this Agreement by the Secured Party, (ii) be binding upon Borrower, and Borrower’s successors and assigns, and (iii) inure to the benefit of the Secured Party and the Secured Party’s heirs, legal representatives, successors, participants, transferees and assigns. Without limiting the generality of the foregoing clause (iii), the Secured Party may assign or otherwise transfer the Note, or any other instrument evidencing the Obligations, or this Agreement, or any other evidence of indebtedness held by the Secured Party to any other person or entity; and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to the Secured Party herein or otherwise. Upon the termination of this Agreement by the Secured Party, all rights to the Collateral shall revert to Borrower.

SECTION 16. Governing Law; Terms. This Agreement shall be governed by and constructed in accordance with the laws of the State of New York. Venue for any dispute hereunder shall lie in New York County, New York.

SECTION 17. Purchase Money Security Agreement. This Agreement is a purchase money security agreement and secures a purchase money Note.

SECTION 18. Receiver. Secured Party may seek the appointment of a receiver to protect and preserve the Property in the event of the occurrence of an Event of Default, as defined in this Agreement.

IN WITNESS WHEREOF, the undersigned have caused these presents to be executed on the dates set forth below.

[Signature Pages Follow]

Signed, sealed and delivered				“BORROWER” or “DEBTOR”
in the presence of:

/s/ Adam Remis				/s/ Pamela Barnhill
(Name:	Adam Remis	)		Pamela Barnhill, as Trustee
of INNSUITES HOSPITALITY TRUST, an Ohio
unincorporated real estate investment trust

IBC HOTELS, LLC,
an Arizona limited liability company

/s/ Christa Leesman			By:	/s/ Pamela Barnhill
(Name:	Christa Leesman	)		Pamela Barnhill, Manager

STATE OF __________________	)
)ss:
COUNTY OF ________________	)

I HEREBY CERTIFY that before me, a Notary Public, personally appeared PAMELA BARNHILL, as Trustee of INNSUITES HOSPITALITY TRUST, an Ohio unincorporated real estate investment trust, and as Manager of IBC HOTELS, LLC, an Arizona limited liability company, respectively, to me known to be the person described in and who executed the foregoing instrument and who acknowledged before me that said person executed the same for the purposes therein set forth on behalf of said Trust and Company. I further state that (check one) _____ I have examined the current driver’s license of the aforesaid person, or _____ I am familiar with the identity of the aforesaid person, and have confirmed said person’s identity.

WITNESS my hand and official seal in the state and county last aforesaid this ____ day of January, 2016.

NOTARY PUBLIC, STATE OF

(Name:	)

My commission expires:	(Affix Seal)

Signed, sealed and delivered		“SECURED PARTY”
in the presence of:
LAURENCE HOLDINGS LIMITED,
an Ontario corporation

		By:	/s/ Peter Schwarz
(Name:	)		Peter Schwartz
		(Title:	)

(Name:	)

COUNTRY OF CANADA	)
)ss:
PROVINCE OF _________________	)

I HEREBY CERTIFY that before me, a Notary Public, personally appeared PETER SCHWARTZ, as _____________ of LAURENCE HOLDINGS LIMITED, an Ontario corporation, to me known to be the person described in and who executed the foregoing instrument and who acknowledged before me that said person executed the same for the purposes therein set forth on behalf of said corporation. I further state that (check one) _____ I have examined the current driver’s license of the aforesaid person, or _____ I am familiar with the identity of the aforesaid person, and have confirmed said person’s identity.

WITNESS my hand and official seal in the Country and Province last aforesaid this ____ day of January, 2016.

NOTARY PUBLIC
(Name:	)

My commission expires:	(Affix Seal)

SCHEDULE “1”

(Business Assets)

●	All assets purchased by IBC Hotels, LLC (“IBC”), including all the furniture, fixtures, equipment, inventory, intellectual property, other tangible assets, and general intangibles of the business (the “Business”), from Vacation Technologies International, Inc. d/b/a International Vacation Hotels, a Texas corporation located at 12750 Merit Drive Suite 1431, Dallas, Texas 75251, in Dallas County, Texas (as further specified in this Schedule “1”) and all property and assets acquired by the Debtor after the date hereof relating to the Business.

●	Customer accounts and records and deposits associated with the Business.

●	Business trade name, International Vacation Hotels.

●	All Business contracts and agreements, including but not limited to contracts with customers of the Business and suppliers of the Business.

●	Website (www.internationalvacation.com) and all software (and related licenses) and all other intellectual property utilized in connection with the Business.

All of the following referenced assets:

a.	All of the following Domain Names, and any trademarks and associated goodwill related to the Domain Names, any accounts receivable, accounts, instruments, general intangibles and payment intangibles arising from or related to use of the Domain Names, and proceeds:

AFRICAN-TULIP.COM

AFRICANREGENT.COM

AFWELLODGE.COM

AIRPORTHOTELGHANA.COM

ALADDINREDSEA.COM

ALDIARMINA.COM

ALDIARREGENCY.COM

ALLRIVIERARESORT.NET

AMETISHOTELS.COM

AQUARELLESVILLAS.COM

ARAWAKBEACHINN.COM

ARAWAKBEACHINN.NET

ARENASCANCUN.COM

ARENASCANCUNHOTEL.COM

AYCRESORT.COM

AZAMBEZIRIVERLODGE.COM

beachcrossvillas.com

BESTVACATIONDEAL.COM

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BIGCAVECAMP.COM

BLUEHUTHOTEL.COM

BLUEORCHIDSHOTEL.COM

BOMANICAMP.COM

BUSUABEACH.COM

BUTTERFLYBEACH.NET

BUTTERFLYBEACHHOTEL.COM

BUTTERFLYBEACHRESORT.COM

CACAOBEACHRESORT.COM

CANCUNARENASHOTEL.COM

CARIBBEABAY.COM

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CARLTONINNATTOTEMLAKE.COM

CASAMEXICANAHOTEL.NET

CASASOLISABELA.COM

CHATEAUBLANCAPARTMENTS.COM

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CHIPICANMOTEL.COM

CLUBALIGIO.COM

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COSTADORADABEACHRESORTS.COM

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GRANDHOTELDEPARIS.NET

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HOSTALCONTINENTALPERU.COM

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HOTELAMBASSADEUR.NET

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HOTELCASABELLA.NET

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HOTELELSANTUARIO.COM

HOTELESCLUBDELSOL.COM

HOTELIMPERIALLASPERLAS.COM

HOTELINTERNATIONAL2000.COM

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HOTELMAGICACANTARRANA.COM

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INTERNATIONALHOTELROOM.COM

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INTERNATIONALVACATION.COM

INTVAC.COM

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IVISITAFRICA.COM

JOHNSHALLADVENTURETOURS.COM

JOSHUAROSEGUESTHOUSE.NET

JUNGLEBAYRESORTANDSPA.COM

KEDARCOUNTRYHOTEL.COM

kedarheritagelodge.com

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KUNDUCHIBEACHAPARTMENTS.COM

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KWANTUHOTEL.COM

LAHAUTPLANTATION.COM

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LAPAGERIEHOTEL.COM

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LEVALLONRESIDENCE.COM

LEVANTMER.COM

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LODGEATTHEANCIENTCITY.COM

LOSMANDARINOSHOTEL.COM

LTIAGADIRBEACHCLUB.COM

LTIBEACHRESORT.COM

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LUKEHOTEL.COM

MAASAIOSTRICH.COM

MANDELAHOTEL.COM

MANSIONTARAHUMAURA.COM

MANTENGACULTURALVILLAGE.COM

MAPENZIBEACH.COM

MASAIMARAFIGTREECAMP.COM

MATETSIWATERLODGE.COM

MATOBOHILLSLODGE.COM

MERICAHOTEL.COM

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MEXICOHOTELSGUIDE.COM

MILLGATEHOUSEHOTEL.COM

MIRAGETOBAGO.COM

MISIONHOTEL.COM

MISTYHILLSCOUNTRYHOTEL.COM

MISTYHILLSHOTEL.COM

MJIVILLAHOTEL.COM

MONDOTREE.COM

MONTERAYAPARTMENT.COM

MORGANSHARBOURHOTEL.COM

MURRAYHEIGHTS.COM

NAIROBIPACIFICHOTEL.COM

NATURAPARKBEACHECORESORT.COM

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NEGRILRELAX.COM

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b.	All of the Business reservation phone numbers and fax numbers

c.	All of the Business emails

PROMISSORY NOTE

U.S. $400,000.00

Effective Date: January 8, 2016

BEING INDEBTED, for value received, Pamela Barnhill, as Trustee of InnSuites Hospitality Trust, an Ohio unincorporated real estate investment trust, and IBC Hotels, LLC, an Arizona limited liability company, jointly and severally (hereinafter collectively referred to as “Borrower”), promise to pay to LAURENCE HOLDINGS LIMITED, an Ontario corporation, its successors and/or assigns (hereinafter referred to as “Holder”), or order, at 403-150 Caroline Street, South Waterloo, Ontario, Canada, the sum of FOUR HUNDRED THOUSAND and NO/100 ($400,000.00) DOLLARS OF THE UNITED STATES OF AMERICA (“USD”), together with interest thereon on all sums advanced from the date hereof, at the fixed rate of Eight (8.00%) Percent per annum. Commencing on and effective as of February 1, 2016 and on the first (1st) day of each and every month thereafter until the payment due on May 1, 2016, Borrower shall make interest only payments to Holder at the rate set forth above. Commencing on June 1, 2016 and on the first (1st) day of each and every month thereafter until the Maturity Date, as defined below, Borrower shall make monthly payments in USD to Holder of principal and interest in the amount of $14,787.88 USD. The proceeds from this Note shall be used solely to fund the acquisition of the business and assets of Vacation Technologies International, Inc. upon terms and conditions satisfactory to Holder in its sole discretion.

All unpaid sums of unpaid principal and accrued interest shall become immediately due and payable in full on February 1, 2019 (hereinafter and heretofore referred to as the “Maturity Date”).

Time is of the essence hereof. This Note shall be deemed and considered and deemed in default when any payment required to be made hereunder shall not have been received by Holder within five (5) days following the due date and shall remain in default until all sums then declared to be due and payable by Holder shall have been paid. While in default, this obligation shall bear interest at the highest applicable rate permitted under New York law. If any monthly installment or other payment due under this Note is in default as defined herein, or if any action or forbearance under any related loan or security document is in default as defined therein, the entire principal amount outstanding and accrued interest thereon shall become immediately due and payable at the option of Holder upon five (5) days advance written notice to Borrower. Holder may exercise this option to accelerate during any default regardless of any prior forbearance. If suit is brought to collect this Note, Holder shall be entitled to collect all reasonable costs and expenses of that suit not limited to taxable costs, including but not limited to reasonable attorneys’ fees, including appellate attorneys’ fees.

The five (5) day default period shall have no applicability to the final payment due on the Maturity Date, which said final payment shall be deemed and considered in default if not paid on the Maturity Date.

The obligation evidenced by this Note may be prepaid in whole or in part without penalty. All payments made upon this Note shall be applied first to the payment of accrued interest and secondly upon the principal balance, except that payments made hereon may first be applied against any late charges or other fees and expenses incurred by Holder and then to interest and principal as aforesaid at Holder’s option.

Notwithstanding the rates of interest set forth in this Note, it is the intention of Borrower and Holder that the interest charged shall in no event ever exceed the maximum allowed by law; and any sums paid or collected which would render this obligation usurious shall be refunded or credited to Borrower.

Borrower and all makers, endorsers, sureties, and guarantors jointly and severally waive any and all rights or entitlements Borrower may have to a trial by jury in any dispute in connection with this instrument.

Borrower and all makers, endorsers, sureties, and guarantors jointly and severally waive notice of and consent to any and all extensions of time, renewals, waivers, or modifications that may be granted by Holder with respect to the payment or other provisions of this Note, and to the release of the collateral or any part thereof, with or without substitution, and agree that additional makers, endorsers, guarantors, or sureties may become parties to this Note without notice to them and without affecting their liability hereunder.

Holder shall not be deemed by any act of omission or commission to have waived any of Holder’s rights or remedies under this Note, unless such waiver is in writing and signed by Holder and then only to the extent specifically set forth in the writing.

Failure of Holder to exercise any right or remedy on any occasion shall not constitute a waiver of the right to exercise such right or remedy on any other occasion.

Holder and Holder’s successors and assigns may freely and without the consent of Borrower being required, at any time and from time to time, assign or transfer this Note and any and all of its related loan and security documents. Borrower acknowledges and affirms that the right and entitlement of Holder or Holder’s successors and assigns to assign or transfer this Note is a critical component of this obligation.

This Note shall be governed by and construed in accordance with the laws of the State of New York. It shall be of no relevance or materiality where this instrument is held by the Holder.

This is a purchase money Promissory Note, which is secured by a purchase money Security Agreement executed in favor of Holder of even date herewith.

“BORROWER”

/s/ Pamela Barnhill
Pamela Barnhill, as Trustee of InnSuites Hospitality Trust, an Ohio unincorporated real estate investment trust

IBC HOTELS, LLC,
an Arizona limited liability company

By:	/s/ Pamela Barnhill
Pamela Barnhill, Manager